Exhibit 99.1

February 25, 2020

Ms. Cindy Losier

Chief Financial Officer

De Lage Landen Financial Services Canada Inc.

3450 Superior Court, Unit 1

Oakville ON L6L0C4

Report on specified procedures – Due Diligence

To Ms. Losier:

As agreed with you, we have performed the specified procedures enumerated below, which were agreed to by De Lage Landen Financial Services Canada, Inc. (the “Responsible Party” or “Company”) and Royal Bank of Canada (RBC Capital Markets LLC and RBC Dominion Securities Inc.), who are collectively referred to herein as the “Specified Parties”. The procedures were performed solely to assist you in performing procedures relating to the accuracy of certain attributes of the collateral assets which may be included in the potential issuance of asset-backed notes by DLL Canada, Series 2020-1 (the “Transaction”) and are summarized below. The Company is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 leases as of December 31, 2019 (the “Sample Receivables”), which the Responsible Party represents was randomly selected from a pool of assets intended to be transferred to DLL Canada, Series 2020-1 as part of the Transaction.

This specified procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

PricewaterhouseCoopers LLP

PwC Tower, 18 York Street, Suite 2600, Toronto, Ontario, Canada M5J 0B2

T: +1 416 863 1133, F: +1 416 365 8215, www.pwc.com/ca

“PwC” refers to PricewaterhouseCoopers LLP, an Ontario limited liability partnership.

Ms. Cindy Losier

De Lage Landen Financial Services Canada Inc.

February 25, 2020

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, provincial, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following specified procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934 and/or compliance with any other regulatory requirement;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, information and documents to be provided

The Company provided the following data, information, and documents related to the Sample Receivables as of December 31, 2019 (the “Cutoff Date”):

A.	Screenshots of Infolease, the Company’s receivable system (the “Receivable Files”).

B.	An Excel data file containing certain data fields for the Sample Receivables which the Company represents is from Infolease as of December 31, 2019 (the “Sample Receivables Extract File”).

C.	An Excel data file containing additional information related to payment frequency and payment amount for the Sample Receivables (the “Cashflows File”).

The data, information and documents listed above and provided by the Company are collectively referred to as the “Data, Information, and Documents”.

Ms. Cindy Losier

De Lage Landen Financial Services Canada Inc.

February 25, 2020

Procedures performed

We performed the following specified procedures on the Sample Receivables. For purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. In the event that a Receivable File was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the specified procedures, we contacted the Company for clarification prior to reporting any exceptions.

A.

For each Sample Receivable, we compared and agreed the items listed below as set forth in the Sample Receivables Extract File to the respective information contained in the Receivable Files, as provided and instructed by the Company:

1.	Contract Number

2.	Obligor Name

3.	Billing State

4.	Original Term

5.	Residual Value

6.	Booking Date

7.	Maturity Date

8.	Payment Amount

B.

For each Sample Receivable, we compared and agreed the Payment Frequency as set forth in the Sample Receivables Extract File to the information contained in the Cashflows File, as provided and instructed by the Company.

As a result of applying the procedures shown above, we report our findings below:

a.

With respect to item A, we found one Obligor Name per the Sample Receivables Extract File that was different from the Receivable Files. Per discussion with the Company’s management, an application was submitted in May 2019 with a request from the Company’s internal sales support team to change the Obligor Name. Based on corroborative support provided by the Company, we noted the Obligor Name per the Receivables Files is a related party of the Obligor Name per the Sample Receivables Extract File. No other differences were noted.

b.	With respect to item B, no differences were noted.

These procedures do not constitute an audit of the Company as at December 31, 2019 and, therefore, we express no opinion on the Company as at December 31, 2019. This specified procedures engagement was conducted in accordance with CPA Canada Handbook—Assurance Section 9100, Reports on the Results of Applying Specified Auditing Procedures to Financial Information Other Than Financial Statements

Ms. Cindy Losier

De Lage Landen Financial Services Canada Inc.

February 25, 2020

(Section 9100). We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of the attributes of the collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures or had we performed an audit of the Company, other matters might have come to our attention that would have been reported to you.

It is understood that this report is solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933 or similar defenses to alleged securities laws liabilities under the Securities Exchange Act of 1934), and is not intended to be and should not be used by anyone other than the Specified Parties. Consequently, the report should not be distributed to other parties. Any use that a third party makes of this report or any reliance or decisions made based on it are the responsibility of such third party. We accept no responsibility for any loss or damages suffered by any third party as a result of decisions made or actions taken based on this report.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i.	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk.

ii.	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Chartered Professional Accountants